UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2024

Monogram Orthopaedics Inc.

(Exact name of Company as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3919 Todd Lane, Austin, TX	78744
(Address of principal executive offices)	(Zip Code)

(512) 399-2656

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure

On May 1, 2023, Monogram Orthopaedics, Inc. a Delaware corporation (the “Company”) issued a press release, providing a regulatory update related to the regulatory and commercialization path for its mBôs surgical system following its recent meeting with the U.S Food and Drug Administration (the “FDA”)

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

By providing the information in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, the Company is not making an admission as to the materiality of any information herein. The information contained in this Current Report is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Current Report, except as may be required by law, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Item 8.01 Other Events.

As stated above, on May 1, 2023, the Company issued a press release, providing a regulatory update related to the regulatory and commercialization path for its mBôs surgical system following its recent meeting with the FDA.

On April 19, 2024, the Company received written feedback from the FDA regarding the Company's February 9 pre-submission request. Subsequently, the Company conducted a teleconference meeting with the FDA on April 24 to discuss the written feedback further and obtain feedback on the Monogram mBôs™ TKA System verification test plan, including a proposed clinical trial protocol on an outside the U.S. (OUS) target population. The Company believes the feedback was comprehensive and will be advantageous for preparing a successful 510(k) submission to obtain clearance.

The Company shared with the FDA various test protocols essential for establishing the safety and effectiveness of the Monogram mBôs™ TKA System and a synopsis of its proposed OUS clinical investigation plan.

Based on the feedback, management assesses that: 1) the proposed testing plan generally appears acceptable to address the technical differences identified with the proposed predicate device, and 2) for the active (also autonomous) embodiment of its product, a clinical testing plan that includes approximately 100 knee surgeries conducted on an OUS population at three sites with three months of follow-up should generally be sufficient for evaluating the safety and effectiveness of the Monogram mBôs™ TKA System. Notably, on March 21, the Company announced that it had modified the Monogram mBôs™ TKA System to reduce the likelihood of an FDA clinical data request with its submission.

In their written response the FDA indicated they support a least burdensome approach to acquiring clinical data. Management anticipates running an OUS clinical trial could save the Company significant cost and time. Currently, management estimates the cost to run an OUS clinical trial as proposed to be approximately $1.5M. The Company currently plans to run a clinical trial to support post-launch marketing irrespective of whether it will be needed for obtaining regulatory clearance with the FDA

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements reflect management's current knowledge, assumptions, judgment, and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct, and you should be aware that actual events or results may differ materially from those contained in the forward- looking statements. Words such as "will," "expect," "intend," "plan," "potential," "possible," "goals," "accelerate," "continue," and similar expressions identify forward-looking statements, including, without limitation, statements regarding the anticipated time for running the OUS clinical trial protocol, the estimated cost to run an OUS clinical trial as proposed, and the likelihood of an FDA clinical data request.

Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the risks inherent in the Company’s lack of profitability and need for additional capital to grow its business; the Company’s dependence on partners to further the development of its product candidates; the uncertainties inherent in the development, attainment of the requisite regulatory authorizations and approvals and launch of any new product; the outcome of pending or future litigation; and the various risks and uncertainties described in the "Risk Factors" sections of the Company’s latest annual and quarterly reports and other filings with the SEC.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You should not rely upon any forward-looking statements as predictions of future events. The Company undertakes no obligation to revise or update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof, to reflect new information or the occurrence of unanticipated events, to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, in each case, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company, dated May 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM ORTHOPAEDICS INC.

Date: May 1, 2024	By:	/s/ Benjamin Sexson
	Name:	Benjamin Sexson
	Title:	Chief Executive Officer

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